UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2011 (May 11, 2011)

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Hospitality Properties Trust, or the Company, held on May 11, 2011, the Company’s shareholders elected John L. Harrington as the Independent Trustee in Group I of the Board of Trustees for a three year term of office until the Company’s 2014 annual meeting of shareholders and to serve until his successor shall have been elected and qualified.  Mr. Harrington received the following votes:

For	Against	Withhold	Broker Non-Vote
49,882,050	45,456,947	152,426	18,224,169

The Company’s shareholders also elected Barry M. Portnoy as the Managing Trustee in Group I of the Board of Trustees for a three year term of office until the Company’s 2014 annual meeting of shareholders and to serve until his successor shall have been elected and qualified.  Mr. Portnoy received the following votes:

For	Against	Withhold	Broker Non-Vote
59,248,245	36,074,992	168,186	18,224,169

The Company’s shareholders approved a nonbinding advisory resolution on the compensation paid to the Company’s executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement dated February 22, 2011 relating to the Company’s 2011 annual meeting of shareholders.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
91,939,022	3,229,298	323,103	18,224,169

The Company’s shareholders voted to recommend, by nonbinding advisory vote, the frequency with which the Company has a nonbinding advisory vote on the compensation paid to the Company’s executive officers.  This proposal received the following votes:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
58,807,798	1,778,777	34,455,011	449,837	18,224,169

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
112,605,699	967,667	142,226	N/A

A nonbinding shareholder proposal was also voted upon at the meeting.  The proposal, made by the California Public Employee Pension Plan, or CalPERS, requested that the Company take steps to require that all of the Company’s trustees stand for election each year.  The proposal by CalPERs received the following votes, which is less than the number of votes required for its adoption:

For	Against	Abstain	Broker Non-Vote
84,652,882	10,438,133	400,408	18,224,169

The results reported above are final voting results.

Item 8.01 Other Events.

Change to Trustee Compensation; Share Grants

On May 11, 2011, the Company changed its trustee compensation arrangements.  A summary of the Company’s currently effective trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On May 11, 2011, the Company granted each of the Company’s trustees 2,000 common shares of beneficial interest, par value $0.01 per share, valued at $24.27, the closing price of the Company’s common shares on the New York Stock Exchange on that day, pursuant to the trustee compensation arrangements described above.

Item 9.01  Financial Statements and Exhibits.

(d)                                                                                 Exhibits.

The Company hereby files the following exhibit:

10.1         Summary of Trustee Compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

By:	/s/ Mark L. Kleifges
Name:	Mark L. Kleifges
Title:	Treasurer and Chief Financial Officer

Dated:  May 16, 2011